0100727411

Table QR 74, 1010.1-2005A-03

Please send back the signed copy ASAP. Thanks!

Procurement Contract

To: Xu Haihua 13588390233
Fax: 0563-8023488
Tel: 86-0563-8605099
The Supplier: Anhui TEC Tower Co., Ltd
The Purchaser: ZTE (Shenzhen) Kangxun Telecom Co., Ltd
Contract No.: KNC0906-Q33-007U
Place of signing: 1st Floor, Section C, Block B, ZTE Telecom Building, Keji Road South, High-Tech Industrial Park, Nanshan District, Shenzhen
Date of signing: June 23, 2009

1 Total amount of the Contract RMB 49,746,865.00 (say RMB forty-nine million seven hundred and forty-six thousand eight hundred and sixty-five only)

2 For the product names, specifications, types, quantity of procurement, price and date of delivery, please refer to the table attached below.

3 Service life: Products supplied must be serviceable within √ one year, ☐ two years, ______ after the date of manufacture.

4 Requirements on package and marking

4.1 The Supplier must provide effective packages meeting requirements on transportation and storage of the products;

4.2 Antistatic vacuum package shall be provided for static-sensitive devices of semiconductor type;

4.3 The Supplier must mark the following information on all packages: name of the supplier, material code for the purchaser, material name, specifications, quantity contained, date of manufacture, production batch, contract number etc.

4.4 For complete machines, the name of the supplier, date of delivery and other information must be marked on the machine body, and the warranty bill and the list of product serial numbers be attached.

5 Place of delivery:

√ZTE (Shenzhen) Kangxun Telecom Co., Ltd
Add.: 1st Floor, Section C, Block B, ZTE Telecom Building, Keji Road South, High-Tech Industrial Park, Nanshan District, Shenzhen
Post code: 518057

☐ ZTE (Hong Kong) Telecom Co., Ltd
Add.: 13th Floor, Yumei Industrial Center, No.2 Wufang Street, Xinpugang, Jiulong District, Hong Kong
Tel: +852-25668359

☐ Others: ______________________________

6 Methods for payment and settlement

6.1 The invoice provided by the Supplier to the Purchaser according to the contract amount: 17.0%.

6.2 Method for delivery of invoice: ☐ To be delivered together with the goods; √ Mail to: The Finance Department of ZTE Kangxun, 3rd Floor, Block A, ZTE Telecom Building, Tech Park, Shenzhen (518057)

6.3 Method for payment:

√ Full payment be made within 210 days after the goods are examined and accepted (☐monthly settlement/non-monthly settlement), namely to issue an acceptance bill with a valid term of 180 days (six months) every 30 days (one month).

☐ Prepayment RMB 0.00

☐ Others ____________________

6.4 Means for payment: ☐ Check ☐ Telegraphic transfer (T.T) ■ Acceptance bill ☐ Others

7 For other terms and conditions, please refer to the agreement on supply guarantee: Supply Guarantee Agreement: PA-55014000-0802.

8 The Purchaser shall send a notice 3 (three) days in advance in case of any modifications or changes during performance of the Contract.

9 Validity of the Contract: This Contract shall become valid and effective after being signed by representatives of both parties and stamped with the official seal or the special seal for contract of both parties. In case of any discrepancies between the Contract and oral or written agreements, letters of intent and memorandums reached before this Contract is signed, this Contract shall apply.

Sealed by the Supplier:	Sealed by the Purchaser:
____________________	ZTE (Shenzhen) Kangxun Telecom Co., Ltd
____________________	
Signed by the representative of the Supplier: ______	Signed by the representative of the Purchaser:
Tel: ________________	Tel: 26771524
Fax: ________________	Fax: 26770464
Tax ID: ______________	Tax ID: 440301279285671
Opening bank: ________	Opening bank: CMBC Shenzhen Gaoxinyuan Branch
	Account No.: 811980770810001

0100727411

Table QR 74, 1010.1-2005A-03

Contract Appendix

PO No.: KNC0906-033-007U

Date: June 23, 2009

Total Amount: RMB 49,746,865.00

In word: say RMB forty-nine million seven hundred and forty-six thousand eight hundred and sixty-five only)

The Supplier: Anhui TEC Tower Co., Ltd — Tel: 86-0563-8605099

Tax Rate: 1.17 — Fax: 0563-8023488

Currency: RMB — Contact Person: Xu Hailma 13588390233 E-mail: hchun@tecgroup.cn

Material Code	Material Name	Packaging Mode	Brand	Date of Delivery	Qty of Procurement	Unit	Unit Price	Amount	Lead Bering Condition
050702000404	Beacon light support of self-supporting tower	//	TEC Tower	July 13 009	300.00	Set	102.9	30,870	Leaded
Specification: 500000486781	Technical parameters: Refer to the technical document "500000486781 A"								
050702000188	3m horizontal cable gantry of self-supporting tower	Without Package	TEC Tower	July 13 009	200.00	Set	426.3	85,260	Leaded
Specification: SSAS-cable gantry	Technical parameters: 3,000mm long, 400mm wide, refer to the drawing"500000486779 A" for details on dimension and specifications								
050702000189	Antenna bracket of self-supporting tower	Without Package	TEC Tower	July 13 009	300.00	Set	436.1	130,830	Leaded
Specification: SSAS-antenna bracket	Technical parameters: Series of general antenna brackets for self-supporting tower, with a pole 3,000mm in length, refer to the drawing "500000486780 B" for details on dimension and specifications								
050702000778	Ground screen angle iron L50*5	//	TEC Tower	July 13 009	3,800	Piece	73.5	279,300	Leaded
Specification: L50*5	Technical parameters: Galvanized angle iron L50*5 in size, 205m in length for a single piece, with one end sharpened for penetration into the ground.								
050702000779	General band iron for lightning protection down leads of ground screen 40*4	//	TEC Tower	July 13 009	28,300	m	7.84	221,872	Leaded
Specification: 40*4	Technical parameters: General band iron for ground screen and standard lightning protection down leads, 40*4 in size, to be welded according to requirements when used as lightning protection down leads.								
050702000784	Anchor bolts for medium wind speed self-supporting tower made of square steel according to US standards (C-F series)	//	TEC Tower	July 13 009	100.00	Set	3,812.2	381,220	Leaded
Specification: AS-SSAS-W2-C F-BOLTS	Technical parameters: General anchor bolts for C, D, E and F series of medium wind speed self-supporting towers made of square steel according to US standards. C, D, E and F series of angle iron towers are fixed with the same anchor bolts/wooden box for packaging. For details, please refer to the drawing "500000737550 A".								

Notes:

Serial number should be provided for material codes marked with "*".

Maker: Zheng Yi Signature: [signature] 6.24

Responsible person of the Supplier: [signature and stamp]

Material Code	Material Name	Packaging Mode	Brand	Date of Delivery	Qty of Procurement	Unit	Unit Price	Amount	Lead Bering Condition
050702000903	Body of 60m medium wind speed heavy self-supporting tower made of square steel according to US standards	//	TEC Tower	July 13 009	100.00	Set	115,022.6	11,502,260	Leaded
Specification: AS-SSAS-W2-F60-body Technical parameters: Tower body/lightning rod/tower boot/ladder stand/half space/wooden box or iron drum package/bundled materials/factory delivery. For details, please refer to the drawing "500000585259 E" for the tower body.									
050702000671	Positioning template for 60m medium wind speed heavy self-supporting tower made of square steel according to US standards	//	TEC Tower	July 13 009	100.00	Set	1,381.8	138,180	Leaded
Specification: AS-SSAS-W2-F60- template Technical parameters: Positioning template for 60m medium wind speed heavy self-supporting tower made of square steel according to US standards. For details on the specifications and dimensions, please refer to the drawing "500000585259 E" for the positioning template part.									
050702000672	Anchor bolts for 80m and 90m medium wind speed heavy self-supporting tower made of square steel according to US standards	//	TEC Tower	July 13 009	150.00	Set	4,468.8	670,320	Leaded
Specification: AS-SSAS-W2-G80-BOLTS Technical parameters: Anchor bolts for 80m and 90m medium wind speed heavy self-supporting tower made of square steel according to US standards. For details, please refer to the technical document "50000783050 A".									
050702001105	80m medium wind speed heavy tower made according to US standards for the third stage of Ethiopia GSM project	//	TEC Tower	July 13 009	150.00	Set	239,967.56	35,995,134	Leaded
Specification: 500000578464 C Technical parameters: 80m medium wind speed heavy tower made according to US standards for the third stage of Ethiopia GSM project. Ground screen/tower body/ladder stand/half space/antenna rack (3 pieces)/beacon light support [3 pairs]/horizontal cable gantry (6 m)/lightning rod/lightning down lead (180 m)/ wooden box or iron drum package/bundled materials/factory delivery. For details, please refer to the technical document "50000578464 C".									
050702001106	Positioning template of 80m medium wind speed heavy tower made according to US standards for the third stage of Ethiopia GSM project	//	TEC Tower	July 13 009	150.00	Set	2,077.46	311,619	Leaded
Specification: 500000578464 C Technical parameters: Positioning template of 80m medium wind speed heavy tower made according to US standards for the third stage of Ethiopia GSM project. For details, please refer to the technical document "50000578464 C" for the positioning template part.									

Notes:

Serial number should be provided for material codes marked with "*".

Maker: Zheng Yi Signature: 6.24 Responsible person of the Supplier: